                                                           NEW ENGLAND FINANCIAL
                                                               VARIABLE PRODUCTS

SEMIANNUAL REPORTS
JUNE 30, 2001


                              [ART APPEARS HERE]


                                      NEF
                           NEW ENGLAND FINANCIAL/TM/
                              A MetLife Affiliate

                               TABLE OF CONTENTS

                            NEW ENGLAND ZENITH FUND

State Street Research Money Market Series...................................   1

State Street Research Bond Income Series....................................   6

Salomon Brothers Strategic Bond Opportunities Series........................  15

Salomon Brothers U.S. Government Series.....................................  27

MFS Total Return Series.....................................................  34

Balanced Series.............................................................  41

Alger Equity Growth Series..................................................  55

Capital Growth Series.......................................................  62

Davis Venture Value Series..................................................  68

Harris Oakmark Mid Cap Value Series.........................................  75

Loomis Sayles Small Cap Series..............................................  81

MFS Investors Trust Series..................................................  91

MFS Research Managers Series................................................  99

Westpeak Growth and Income Series........................................... 107

Notes to Financial Statements............................................... 115

Footnotes to Portfolio Manager Commentary................................... 122


                         METROPOLITAN SERIES FUND, INC.

State Street Research Investment Trust Portfolio

MetLife Stock Index Portfolio

Putnam International Stock Portfolio

Janus Mid Cap Portfolio

Neuberger Berman Partners Mid Cap Value Portfolio

Lehman Brothers(R) Aggregate Bond Index Portfolio

Morgan Stanley EAFE(R) Index Portfolio

Russell 2000(R) Index Portfolio

Putnam Large Cap Growth Portfolio

State Street Research Aurora Small Cap Value Portfolio

MetLife Mid Cap Stock Index Portfolio

Janus Growth Portfolio

Franklin Templeton Small Cap Growth Portfolio


                           MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

MFS Mid Cap Growth Portfolio

MFS Research International Portfolio

PIMCO Total Return Portfolio

PIMCO Innovation Portfolio

                        AMERICAN FUNDS INSURANCE SERIES

American Funds Global Small Capitalization Fund
American Funds Growth Fund

American Funds Growth-Income Fund



                                   IMPORTANT:

  Some funds appearing in this report may not be available under your variable life or variable annuity product.

AUGUST, 2001

TO OUR CONTRACT OWNERS:

We are pleased to provide you with the 2001 Semi Annual Report for the funds available under New England Financial's variable annuity products.* This report includes performance histories, present investments, and financial reports as of June 30, 2001, as well as the outlook and strategy of each fund. The report covers the New England Zenith Fund, the American Funds Insurance Series, the Met Investors Series Trust and the Metropolitan Series Fund, Inc. It is intended to help you make an informed decision regarding the investment of the contract value of your variable product.

New England Financial and its affiliates offer many variable life and variable annuity products to help you meet your financial objectives. We are committed to meeting your expectations by providing quality products with strong performance potential and excellent personal service.

Please feel free to contact your Registered Representative with any questions you may have regarding your financial objectives. Thank you for choosing a New England Financial Variable product.

Sincerely,

[/s/ Mary Ann Brown]

Mary Ann Brown
President, New England Financial Products & Services

* Variable products are offered through New England Securities Corporation. This report includes Zenith Accumulator variable annuity issued by New England Financial's affiliate, Metropolitan Life Insurance Company.

New England Financial is the service mark for New England Life Insurance Company, Boston, MA and related companies.



VA1

The National Association of Securities Dealers Regulation, Inc. (NASDR) has a "Public Disclosure Program" which provides current and historical information on registered representatives and Financial Institutions registered with the NASD. If you would like information pertaining to the "Public Disclosure Program", including an informational brochure that describes the program, you may contact the NASD directly by calling the NASDR, Inc. Public Disclosure Hotline at 800-289-9999 or by visiting the NASDR, Inc.'s website at www.nasdr.com.

If you would like to contact New England Financial concerning any aspect of your variable annuity contract, please call our customer service team at 800-435-4117. Please call 800-388-4000 if you have any questions on our variable life products.

Semi-Annual reports dated June 30, 2001 of the underlying funds are incorporated herein by reference as the reports sent to contractowners of the New England Variable Annuity Separate Account of New England Life Insurance Company pursuant to Rule 30b-2 of the Investment Company Act of 1940.

Incorporated by reference are all series of New England Zenith Fund, Inc. as filed on Form N-30D on September 6, 2001, Accession number 0000927016-01-502810.

Incorporated by reference are certain portfolios of Metropolitan Series Fund, Inc. as filed on Form N-30D on September 6, 2001, Accession number 0000950109-01-503370.

Incorporated by reference are certain portfolios of the Met Investors Series Trust as included in the Fund N-30D filing filed on September 5, 2001, Accession number 0000927016-01-502794.

Incorporated by reference are certain series of the American Funds Insurance Series as included in the Fund N-30D filing filed on September 7, 2001, Accession number 0000729528-01-500009.

                                                                     PRESORTED
[LOGO OF NEW ENGLAND FINANCIAL]                                        BOUND
                                                                      PRINTED
                                                                    MATTER U.S.
                                                                      POSTAGE
                                                                        PAID
                                                                     LANCASTER,
                                                                         PA
                                                                     PERMIT NO.
                                                                        1403

NEW ENGLAND LIFE INSURANCE COMPANY
501 BOYLSTON STREET
BOSTON, MASSACHUSETTS 02116


EQUAL OPPORTUNITY EMPLOYER M/F
(C) 2001 NEW ENGLAND LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------

This booklet has been prepared for certain variable contract owners of New England Life Insurance Company, Boston, MA and of
Metropolitan Life Insurance Company, New York, NY.


VA-239-01 VA1